                       LM VALUE INSTITUTIONAL PORTFOLIO
             (a series of LM Institutional Fund Advisors II, Inc.)

                               January 26, 2001

Dear LM Value Institutional Portfolio Shareholder:

          The attached proxy materials describe a proposal that LM Value Institutional Portfolio ("Value Institutional Portfolio") merge into Legg Mason Value Trust, Inc. (each, a "Fund"). If the proposal is approved and implemented, each shareholder of Value Institutional Portfolio will automatically become a shareholder of Legg Mason Value Trust, Inc.

          Your board of directors recommends a vote FOR the proposal. The board believes that combining the two Funds will benefit Value Institutional Portfolio's shareholders. The attached proxy materials provide more information about the proposed reorganization and the two Funds.

          Your vote is important no matter how many shares you own.  Voting your
          --------------------------------------------------------
shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person.

                                   Very truly yours,


                                   Edward A. Taber, III
                                   President
                                   LM Institutional Fund Advisors II, Inc.

                       LM VALUE INSTITUTIONAL PORTFOLIO
             (a series of LM Institutional Fund Advisors II, Inc.)

                                  __________

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                               January 26, 2001

                                  __________

To Shareholders:

     A special meeting of shareholders of LM Value Institutional Portfolio ("Value Institutional Portfolio"), a series of LM Institutional Fund Advisors II, Inc. (the "Corporation"), will be held on March 9, 2001 at 11:00 a.m., at the offices of the Corporation at 100 Light Street, Baltimore, Maryland 21202, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization and Termination under which Legg Mason Value Trust, Inc. ("Value Trust") would acquire all the assets of Value Institutional Portfolio in exchange solely for shares of Value Trust and the assumption by Value Trust of all of Value Institutional Portfolio's liabilities, followed by the distribution of those shares to the shareholders of Value Institutional Portfolio, all as described in the accompanying Prospectus/Proxy Statement; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Value Institutional Portfolio at the close of business on January 26, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage paid envelope. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, or in person.



                              By order of the Board of Directors,


                              Marc R. Duffy
                              Secretary

January 26, 2001

________________________________________________________________________________
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "for" the proposal described above. In order to avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by mail, telephone, through the Internet, or in person. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http://www.proxyweb.com on the World Wide Web. You may also call 1-888-221-0697 and vote by phone. If we do not receive your completed proxy cards after several weeks, we or someone on our behalf may contact you.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                         LEGG MASON VALUE TRUST, INC.

                       LM VALUE INSTITUTIONAL PORTFOLIO
             (a series of LM Institutional Fund Advisors II, Inc.)

                               100 Light Street
                              Baltimore, MD 21202
                                (410) 539-0000


                          PROSPECTUS/PROXY STATEMENT
                               January 26, 2001

     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of LM Value Institutional Portfolio ("Value Institutional Portfolio"), a series of LM Institutional Fund Advisors II, Inc., in connection with the solicitation of proxies by its board of directors for use at a special meeting of its shareholders to be held on March 9, 2001 at 11:00 a.m., Eastern time, and at any adjournments thereof, if it is adjourned for any reason.

     As more fully described in this Proxy Statement, the purpose of the meeting is to vote on a proposed reorganization in which Legg Mason Value Trust, Inc. ("Value Trust") would acquire all the assets of Value Institutional Portfolio, in exchange solely for shares of Value Trust and the assumption by Value Trust of all the liabilities of Value Institutional Portfolio. Those shares of Value Trust would then be distributed to the shareholders of Value Institutional Portfolio, so that each shareholder would receive a number of full and fractional shares of Value Trust having an aggregate value that, on the effective date of the reorganization, would equal the aggregate net asset value of the shareholder's shares of Value Institutional Portfolio. These transactions are referred to collectively as the "Reorganization." As soon as practicable following the distribution of shares, Value Institutional Portfolio would be terminated.

     Value Trust is a diversified, open-end management investment company. Value Trust's investment objective is to seek long-term growth of capital.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Reorganization and Value Trust that a shareholder should know before voting on the Reorganization. A Statement of Additional Information, dated January 26, 2001, relating to the Reorganization (the "Reorganization Statement of Additional Information"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization Statement of Additional Information is legally a part of this Proxy Statement). A Value Trust Institutional Class and Financial Intermediary Class Prospectus, dated January 21, 2001, has been filed with the SEC and is incorporated herein by reference. Also, management's discussion of the performance of Value Trust, which is included in the Annual Report to Shareholders of Value Trust for the fiscal year ended March 31, 2000, is attached as Appendix C to this Proxy Statement. Additional information about Value Institutional Portfolio may be found in Value Institutional Portfolio's Prospectus and Statement of Additional Information, each dated August 1, 2000 and each as amended, Annual Report to Shareholders for the fiscal year ended March 31, 2000 and Semi-Annual Report to Shareholders for the period ended September 30, 2000, each of which has been filed with the SEC and is incorporated herein by this reference. The Value Trust and Value Institutional Portfolio documents incorporated herein by reference, additional information about Value Trust and Value Institutional Portfolio and the Reorganization Statement of Additional Information have been filed with the SEC and may be obtained without charge, and further inquiries may be made, by writing to LM Institutional Advisors, Inc., 100 Light Street, P.O. Box 17635, Baltimore, Maryland 21297-1635, or by calling toll-free 1-888-425-6432.

     The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding Value Trust and Value Institutional Portfolio.

     The SEC has not approved or disapproved the shares of Value Trust being offered in the Reorganization, or determined whether this Prospectus/Proxy Statement is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


Section Title                                                                              Page
-------------                                                                              ----
VOTING INFORMATION.......................................................................     1
THE REORGANIZATION.......................................................................     3
SYNOPSIS.................................................................................     3
  The Proposed Reorganization............................................................     3
  Comparative Fee Table..................................................................     4
  Example of Effect on Fund Expenses.....................................................     5
  Forms of Organization..................................................................     5
  Investment Adviser.....................................................................     6
  Distributor............................................................................     7
  Other Fund Service Providers...........................................................     7
  Fund Directors and Officers............................................................     8
  Investment Objectives, Policies, and Restrictions......................................     8
  Operations of Value Trust Following the Reorganization.................................     8
  Performance............................................................................     8
  Purchases and Redemptions..............................................................    10
  Exchanges..............................................................................    11
  Dividends and Other Distributions......................................................    11
  Federal Income Tax Consequences of the Reorganization..................................    11
PRINCIPAL RISK FACTORS...................................................................    12
  Market Risk............................................................................    12
  Value Style Risk.......................................................................    12
  Foreign Securities Risk................................................................    12
  Investments Models.....................................................................    13
  Interest Rate and Credit Risk of Debt Securities.......................................    13
  Call Risk..............................................................................    13
  Convertible Securities.................................................................    14
THE PROPOSED TRANSACTION.................................................................    14
  Reorganization Plan....................................................................    14
  Reasons for the Reorganization.........................................................    15
  Description of Securities to be Issued.................................................    16
  Temporary Waiver of Investment Restrictions............................................    17
  Federal Income Tax Considerations......................................................    17
  Capitalization.........................................................................    19
  Additional Information about Value Trust -  Financial Highlights.......................    19
OTHER BUSINESS...........................................................................    20
MISCELLANEOUS............................................................................    21
  Available Information..................................................................    21
  Legal Matters..........................................................................    21
  Experts................................................................................    21
APPENDIX A:  Principal Shareholders......................................................   A-1
APPENDIX B:  Form of Agreement and Plan of Reorganization and Termination................   B-1
APPENDIX C:  Management's Discussion of Fund Performance (Legg Mason Value Trust, Inc.)..   C-1
APPENDIX D:  Comparison of Investment Restrictions.......................................   D-1

                       LM VALUE INSTITUTIONAL PORTFOLIO
             (a series of LM Institutional Fund Advisors II, Inc.)

                                  ___________

                          PROSPECTUS/PROXY STATEMENT

                        Special Meeting of Shareholders
                          to be held on March 9, 2001
                                  ___________


                              VOTING INFORMATION

     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of LM Value Institutional Portfolio ("Value Institutional Portfolio"), a series of LM Institutional Fund Advisors II, Inc. (the "Corporation"), in connection with the solicitation of proxies from Value Institutional Portfolio shareholders by the board of directors of the Corporation ("Board") for use at a special meeting of shareholders to be held on March 9, 2001 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about January 26, 2001.

     Thirty percent of Value Institutional Portfolio's shares outstanding on January 26, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or sufficient votes approving the Reorganization (as defined below) are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Reorganization, those persons may propose one or more adjournments of the Meeting for up to 120 days from the Record Date. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote approving the Reorganization. They will vote against any such adjournment those proxies required to be voted against the Reorganization. The costs of any additional solicitation and of any adjourned session will be borne by Legg Mason Wood Walker, Incorporated ("Legg Mason") or one of its affiliates.

     Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Because a majority of the outstanding shares is needed to approve the proposal and a majority of the votes actually cast is required to approve an adjournment, abstentions and broker non-votes effectively will be a vote against the Reorganization and will have no effect on adjournments.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Corporation prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     As of January 22, 2001, Value Institutional Portfolio had 41,829,936.024 shares outstanding, which were allocated to the following classes:
30,088,438.042 Institutional Class shares and 11,741,497.982 Financial Intermediary Class shares. Shareholder Communications Corp., 17 State Street, 22/nd/ Floor, New York, New York 10004, has been retained to aid in the solicitation of proxies. The costs of retaining Shareholder Communications Corp., which are anticipated to be approximately $15,000, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Legg Mason or one of its affiliates and not by either Value Institutional Portfolio or Value Trust (each a "Fund").

     Except as set forth in Appendix A, to the knowledge of either Fund, no shareholder owned of record or beneficially 5% or more of the shares of any class of either Fund. As of January 22, 2001, Directors and officers of the Corporation did not own any shares of Value Institutional Portfolio.

     Required Vote. Approval of the proposal requires the affirmative vote of a majority of the outstanding securities of Value Institutional Portfolio at the Record Date. Each outstanding full share of Value Institutional Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Value Institutional Portfolio, the Board will consider what other action to take regarding the future of Value Institutional Portfolio.

THE REORGANIZATION

     Proposal. To approve an Agreement and Plan of Reorganization and
     --------
     Termination ("Reorganization Plan") under which Legg Mason Value Trust, Inc. ("Value Trust") would acquire all the assets of Value Institutional Portfolio in exchange solely for shares of Value Trust and the assumption by Value Trust of all of Value Institutional Portfolio's liabilities, followed by the distribution of those shares to the shareholders of Value Institutional Portfolio ("Reorganization").

                                   SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information of each Fund and the Reorganization Plan. The Reorganization Plan is attached as Appendix B to this Proxy Statement. As discussed more fully below, the Board believes that the Reorganization will benefit Value Institutional Portfolio's shareholders.

The Proposed Reorganization

     The Board considered the Reorganization Plan at meetings held on November 29, 2000 and December 14, 2000 and approved the Reorganization Plan on December 14, 2000. The Reorganization Plan provides for the acquisition of all the assets of Value Institutional Portfolio by Value Trust, in exchange solely for shares of common stock of Value Trust and the assumption by Value Trust of all the liabilities of Value Institutional Portfolio. Value Institutional Portfolio then will distribute those shares of Value Trust to its shareholders, so that each Value Institutional Portfolio shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Value Institutional Portfolio as of the day the Reorganization is completed. Value Institutional Portfolio will be terminated as soon as practicable thereafter.

     If the Reorganization Plan is approved by Value Institutional Portfolio shareholders, shareholders of each class of Value Institutional Portfolio shares will receive in the Reorganization shares of the comparable class of Value Trust. That is, Institutional Class shareholders of Value Institutional Portfolio will receive Institutional Class shares of Value Trust and Financial Intermediary Class shareholders of Value Institutional Portfolio will receive Financial Intermediary Class shares of Value Trust. No shares of the Primary Class of Value Trust will be issued as part of the Reorganization.

     The Reorganization will occur as of the close of business on or about March 30, 2001, or at any other date when the Reorganization is approved and all contingencies have been met ("Closing Date").

     For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including those directors ("Independent Directors") who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Corporation or Value Trust, has determined that the Reorganization is in the best interests of Value Institutional Portfolio and that the interests of Value Institutional Portfolio's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization. In addition, the board of directors of Value Trust, including its directors who are not "interested persons," as that term is defined in the 1940 Act, of Value Trust or the Corporation, has determined that the Reorganization is in the best interests of Value Trust and that the interests of Value Trust's shareholders will not be diluted as a result of the Reorganization.

Comparative Fee Table

     The annualized current fees and expenses incurred by each Fund for the six months ended September 30, 2000, and pro forma fees and expenses for Value Trust after the Reorganization, are shown below. Expenses for the Financial Intermediary Class of Value Trust are based on estimated amounts for the current fiscal year.

Annual Fund Operating Expenses (expenses that are deducted from fund assets) (as a % of net assets) (after fee waivers or expense reimbursements, if any)

                                                                                 Value                           Pro Forma
                                         Value Trust                  Institutional Portfolio/(a)/              Value Trust
                           --------------------------------   ------------------------------------              -----------
                               Financial                           Financial                             Financial
                              Intermediary   Institutional      Intermediary     Institutional         Intermediary    Institutional
                                 Class           Class             Class            Class                  Class           Class
                                 Shares         Shares            Shares            Shares                Shares           Shares
                                 ------         ------            ------            ------                ------           ------
Management fees                   0.66%         0.66%              0.60%             0.60%                 0.66%            0.66%
Rule 12b-1 fees                   0.25%/(b)/     none              0.25%/(b)/         none                 0.25%/(b)/        none
Other expenses                    0.04%         0.04%              0.09%             0.09%                 0.04%            0.04%
                                   ----          ----              ----              ----                  ----              ----
Expense Reimbursement/             none          none              none              none                  none              none
 Waiver                            ====          ====              ====              ====                  ====              ====
Total fund operating               0.95%        0.70%             0.94%             0.69%                 0.95%             0.70%
expenses (net of waivers)

(a) LM Institutional Advisors, Inc., as investment adviser, has agreed to waive fees so that expenses of Institutional Class shares and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 0.75% and 1.00%, respectively, of the Fund's average daily net assets attributable to that particular class. LMIA is contractually obligated to limit fund expenses as described until August 1, 2001.

(b) The 12b-1 fee shown reflects the amount to which the board of directors has currently limited payments under the Fund's Distribution Plan. Pursuant to the Fund's Distribution Plan, the board of directors may increase the 12b-1 fees to 0.40% of average net assets without shareholder approval.

     A sales charge will not be imposed on purchases or redemptions occurring as a result of the Reorganization. Although the pro forma fees and expenses indicate that shareholders of

Value Institutional Portfolio will pay slightly greater expenses after the Reorganization than they currently pay, the Board believes the Reorganization is in the best interests of shareholders. See "The Proposed Transaction - Reasons for the Reorganization."

Example of Effect on Fund Expenses

     The Example is intended to help you compare the cost of investing in Value Institutional Portfolio with the cost of investing in Value Trust, as it presently exists, and the cost of investing in Value Trust, assuming the Reorganization has been completed.

     The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                               One Year       Three Years       Five Years        Ten Years
                                               --------       -----------       ----------        ---------
        Value Institutional
         Portfolio:

         Financial Intermediary                   $96             $300              $520            $1,155
          Class shares

         Institutional Class shares               $70             $221              $384            $  859

        Value Trust:

         Financial Intermediary                   $97             $303              $525            $1,166
          Class shares

         Institutional Class shares               $72             $224              $390            $  871

        Value Trust (pro forma):

         Financial Intermediary                   $97             $303              $525            $1,166
          Class shares

         Institutional Class shares               $72             $224              $390            $  871

Forms of Organization

     Value Trust is a diversified open-end management investment company that was organized as a Maryland corporation on January 20, 1982. That Fund currently offers three classes of shares: Primary Class shares, Financial Intermediary Class shares and Institutional Class shares. As stated above, no Primary Class shares will be issued as part of the Reorganization. In November 2000, the Navigator Class of Value Trust was renamed the Institutional Class.

     Value Institutional Portfolio is a series of the Corporation, a diversified open-end management investment company that was organized as a Maryland corporation on January 13, 1998. That Fund currently offers two classes of shares, Institutional Class shares and Financial Intermediary Class shares.

     Neither the Corporation nor Value Trust is required to (nor does it) hold annual shareholder meetings. Neither Fund issues share certificates.

Investment Adviser

     Legg Mason Funds Management, Inc. ("LMFM") and LMIA, both wholly owned subsidiaries of Legg Mason, Inc., currently serve as the investment adviser and investment manager, respectively, to Value Institutional Portfolio. LMIA has contracted with LMFM to provide day-to-day portfolio management services as investment adviser for Value Institutional Portfolio. LMFM has been providing management services to Value Trust and advisory services to Value Institutional Portfolio since August 2000. LMFM had aggregate assets under management of approximately $16.4 billion as of December 31, 2000.

     On August 1, 2000, LMFM replaced Legg Mason Fund Adviser, Inc. ("LMFA") as the investment adviser to Value Trust and Value Institutional Portfolio. The advisory personnel who previously managed Value Trust and Value Institutional Portfolio as employees of LMFA continue to do so as employees of LMFM. LMFM is newly organized; however, its principal employee advised Value Trust and Value Institutional Portfolio during the period that LMFA was each Fund's adviser.

     Value Institutional Portfolio pays LMIA a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly at the annual rate of 0.60% of Value Institutional Portfolio's net assets. LMIA has agreed to waive fees until August 1, 2001 to the extent that the Fund's expenses (excluding certain types of specified expenses) exceed the following annual rates of average daily net assets: Institutional Class -- 0.75% and Financial Intermediary Class -- 1.00%. If the Reorganization is not approved by Value Institutional Portfolio shareholders, LMIA is not expected to continue to agree to waive fees after August 1, 2001. This fee waiver, though currently in effect, is not currently reducing Value Institutional Portfolio's expenses. To the extent LMIA receives a management fee after taking into account its contractual obligation to limit expenses as discussed above, LMIA will pay LMFM the entire management fee it receives from the Fund. For the fiscal year ended March 31, 2000, Value Institutional Portfolio paid LMIA management fees of $1,945,541.

     LMFM serves as the manager of Value Trust and receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 1.00% up to $100 million of average daily net assets, 0.75% between $100 million and $1 billion of average daily net assets, and 0.65% of average daily net assets exceeding $1 billion. For the fiscal year ended March 31, 2000, Value Trust paid LMFA management fees of $80,416,828.

Distributor

     Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., serves as distributor for both Value Institutional Portfolio and Value Trust. Legg Mason will continue to distribute shares of Value Trust after the Reorganization.

     Legg Mason acts as distributor of Value Trust's shares pursuant to an underwriting agreement with Value Trust (the "Underwriting Agreement"). The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

     Value Trust has adopted a Distribution and Shareholder Services Plan ("Plan") pertaining to Financial Intermediary Class shares. The Plan, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to holders of those shares. Payments with respect to the Plan are made only from assets attributable to the Fund's Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only.

     As compensation for its services and expenses, Value Trust can pay Legg Mason an annual distribution and service fee of up to 0.40% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with the Plan (to date, the directors have approved payments of only 0.25% of average net assets). The distribution and service fees are calculated daily and paid monthly.

Other Fund Service Providers

     The Funds have the same transfer and shareholder servicing agent (Boston Financial Data Services) and the same custodian (State Street Bank & Trust Company). Value Trust's independent accountants are PricewaterhouseCoopers LLP, and Value Institutional Portfolio's independent auditors are Ernst & Young LLP. Upon completion of the Reorganization, the service providers of Value Trust will continue to provide services to the combined Fund.

Fund Directors and Officers

     Value Trust's directors will continue to serve in that capacity for Value Trust after the Reorganization. For a complete description of the directors and officers of Value Trust, including a description of each director's principal occupation for the past five years and compensation paid to each director, see the Value Trust Statement of Additional Information, incorporated by reference into the Reorganization Statement of Additional Information.

Investment Objectives, Policies, and Restrictions

     The two Funds have the same investment objectives and strategies and similar investment restrictions. For a description of each Fund's investment objectives and strategies, see the Value Trust Institutional Class and Financial Intermediary Class Prospectus and the Value Institutional Portfolio Prospectus, each as filed with the SEC and each as incorporated by reference.

     A chart comparing the investment restrictions of each Fund is attached as Appendix D hereto. The differing investment restrictions do not produce a material difference in the management of Value Trust and Value Institutional Portfolio.

Operations of Value Trust Following the Reorganization

     The operations of Value Trust are not expected to differ materially following the Reorganization.

Performance

     Value Trust has two authorized classes of shares involved in the
Reorganization: Financial Intermediary Class shares and Institutional Class shares. The information provided below is for Institutional Class shares (formerly Navigator Class shares); the Financial Intermediary Class is new and has no performance history. Each class is subject to the same expenses, except that a 0.25% Rule 12b-1 fee is paid by the Financial Intermediary Class shares; this will lower the performance of Financial Intermediary Class shares as compared to Institutional Class shares. The information below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                   Value Trust Institutional Class Shares -
         Year by year total return as of December 31 of each year (%)
         ------------------------------------------------------------

             [Bar chart with the following values to be inserted]

                     Calendar Year                    Total Return
                     -------------                    ------------
                         1995                            42.18%

                         1996                            39.82%
                         1997                            38.49%
                         1998                            49.40%
                         1999                            27.99%
                         2000                            -6.24%

                              Quarter Ended                Total Return
                              -------------                ------------
Best quarter                  December 31, 1998            +36.15%
Worst quarter                 September 30, 1998           -11.47%

     Set forth below are the average annual total returns for the periods indicated for the two Funds, by class. The tables also compare each Fund's returns to returns of a broad-based market index, the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is an index of 500 common stocks and is considered to be a broad indicator of general market performance. The S&P 500 Index is unmanaged and, therefore, does not include any sales charges or expenses.

                                  Value Trust

       Average Annual Total Returns for periods ended December 31, 2000
       ----------------------------------------------------------------

                                 1 Year          5 Years       Life of Class
                                 ------          -------       -------------

Value Trust -
Institutional Class/(c)/         -6.24%          28.26%         30.36% /(a)/

S&P 500 Index                    -9.10%          18.33%         21.31% /(b)/

/(a)/ From December 1, 1994 (commencement of operations of this class). /(b)/ From November 30, 1994.
/(c)/ The Financial Intermediary Class had no performance history as of this date.

                         Value Institutional Portfolio

       Average Annual Total Returns for periods ended December 31, 2000
       ----------------------------------------------------------------

                                         1 Year            Life of Class
                                         ------            -------------

Value Institutional Portfolio -
Institutional Class                      -5.90%               23.11%*

Value Institutional Portfolio -
Financial Intermediary Class             -6.17%               19.97%**

S&P 500 Index                            -9.10%               13.68%***

* From September 22, 1998 (commencement of operations of this class). ** From October 22, 1998 (commencement of operations of this class). *** From September 30, 1998.

Purchases and Redemptions

     Purchases. Value Trust shares and Value Institutional Portfolio shares may be purchased by qualified investors either directly from Legg Mason or through certain institutional intermediaries. Shares of each Fund are sold on a continuous basis at a price based on the net asset value ("NAV") per share next determined after receipt of a purchase order in good form. Purchase orders received before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's NAV as of the close of the Exchange on that day. Generally, for both Funds, orders received after the close of the Exchange will be processed at the Fund's NAV as of the close of the Exchange on the next day that the Exchange is open. However, both Funds permit orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Fund's agent by 9:00 a.m., Eastern time, on the following business day to be processed at the NAV determined on the prior business day. For a more complete discussion of share purchases, see the "How to Invest" section in the Value Trust Institutional Class and Financial Intermediary Class Prospectus or the "Purchase of Shares" section in the Value Institutional Portfolio Prospectus.

     Redemptions. Value Trust and Value Institutional Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason, P.O. Box 17635, Baltimore, Maryland 21297-1635, Attn: LMIA, (2) by calling 1-888-425-6432, or (3) by wire communication with the Fund's Transfer Agent.

     Upon receipt of a request for redemption in good order before the close of the Exchange on any day the Exchange is open, fund shares will be redeemed at that day's NAV per share. Requests for redemption received by Legg Mason after the close of the Exchange will be executed at the NAV next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Fund's agent by 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day.

     For both Funds, payment of the proceeds of redemptions normally will be made by wire one business day after receipt of a redemption request in good order. Payment of the proceeds of redemptions of shares of Value Trust that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

     Each Fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions. In addition, each Fund reserves the right to take up to seven days to make payment upon redemption under certain limited circumstances, including if, in the judgment of that Fund's investment adviser, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see the "How to Sell Your Shares" section in the Value Trust Institutional Class and Financial Intermediary Class Prospectus and "Redemption of Shares" section in the Value Institutional Portfolio Prospectus.

     Redemptions of Value Institutional Portfolio shares may be effected through the Closing Date, which is expected to be on or about March 30, 2001.

Exchanges

     Financial Intermediary and Institutional Class shares of Value Trust may be exchanged for the corresponding class of shares of any of the other Legg Mason Funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence, the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1 million. Financial Intermediary and Institutional Class shares of Value Trust may also be exchanged for shares of the Legg Mason Cash Reserve Trust. Shareholders of Value Institutional Portfolio may generally exchange their shares for shares of the same class of any of the other portfolios of the Corporation or LM Institutional Fund Advisors I, Inc. For a more complete discussion of Value Trust's exchange policies, see "Services for Investors - Exchange Privilege" in the Value Trust Institutional Class and Financial Intermediary Class Prospectus. For a more complete discussion of Value Institutional Portfolio's exchange policies, see "Exchange Privilege" in that Fund's Prospectus.

Dividends and Other Distributions

     Each Fund earns investment income in the form of dividends on investments, substantially all of which is distributed in the form of dividends to its shareholders. Each Fund declares and pays any dividends from net investment income and from any net short-term gains annually. Dividends and other distributions are automatically reinvested in the same class of shares of the distributing Fund unless otherwise requested.

     Each Fund also realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has capital gain net income. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in additional shares of the distributing Fund on the payable date unless otherwise requested.

     On or immediately before the Closing Date, Value Institutional Portfolio will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, through that date and distribute that amount plus any previously declared but unpaid distributions, in order to maintain its tax status as a regulated investment company.

Federal Income Tax Consequences of the Reorganization

     The Reorganization is conditioned upon the Funds having received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders should recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," below. If Value Institutional Portfolio sells securities prior to the Closing Date, there may be net recognized gains or losses to that Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Value Institutional Portfolio prior to or on the Closing Date. Value Trust currently has unrealized gains, while Value Institutional Portfolio currently has a modest amount of unrealized losses, with the potential result that if all such gains and losses were realized after the Reorganization occurred, shareholders who are not exempt from taxes would lose the benefit of a tax loss and would be required to pay tax on such gains, thereby adversely impacting their after-tax return.

                            PRINCIPAL RISK FACTORS

     An investment in Value Trust is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Fund. There is no assurance that the Fund will meet its investment objective. Because Value Institutional Portfolio's investment objective and strategy are the same as those of Value Trust, and differences in investment restrictions do not produce a material difference in the management of the Funds, an investment in Value Trust is generally subject to the same risks as an investment in Value Institutional Portfolio. The principal specific risks associated with investing in Value Trust include:

Market Risk

     Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. Value Trust may experience a substantial or complete loss of the amount invested in an individual stock.

Value Style Risk

     The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

     Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Foreign Securities Risk

     Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, restrictions on the repatriation of proceeds, and, for securities denominated in foreign currencies, fluctuations in foreign currency exchange rates and the risk that a country may impose controls on the exchange of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment Models

     The proprietary models used by LMFM to evaluate securities or securities markets are based on LMFM's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Interest Rate and Credit Risk of Debt Securities

     Debt securities are subject to interest rate risk, which is the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

     Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which Value Trust invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

     Debt securities rated BBB/Baa or better, and unrated securities considered by LMFM to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which Value Trust may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call Risk

     Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, Value Trust may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the securities that were paid off.

Convertible Securities

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

     The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by small capitalization companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not.

                           THE PROPOSED TRANSACTION

Reorganization Plan

     The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement.

     The Reorganization Plan provides for (a) the acquisition by Value Trust on the Closing Date of all the assets of Value Institutional Portfolio in exchange solely for Value Trust shares and the assumption by Value Trust of all of Value Institutional Portfolio's liabilities and (b) the distribution of those Value Trust shares to the shareholders of Value Institutional Portfolio.

     The assets of Value Institutional Portfolio to be acquired by Value Trust include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Value Institutional Portfolio's books, and all other property owned by Value Institutional Portfolio. Value Trust will assume all of Value Institutional Portfolio's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that Value Institutional Portfolio will use its best efforts to discharge all of its known liabilities before the Closing Date. Value Trust will deliver its shares to Value Institutional Portfolio, which will distribute the shares to Value Institutional Portfolio's shareholders.

     The value of Value Institutional Portfolio's assets to be acquired by Value Trust and the NAV per share of the Value Trust shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Value Institutional Portfolio's net value shall be the value of its assets to be acquired by Value Trust, less the amount of its liabilities, as of the Valuation Time.

     On, or as soon as practicable after, the Closing Date, Value Institutional Portfolio will distribute the Value Trust shares it receives pro rata to its shareholders of record as of the effective time of the Reorganization, so that each Value Institutional Portfolio shareholder will receive a number of full and fractional Value Trust shares of the corresponding class equal in aggregate value to the shareholder's holdings in Value Institutional Portfolio (i.e., the account for a shareholder of Financial Intermediary Class or Institutional Class shares of Value Institutional Portfolio will be credited with the respective pro rata number of Financial Intermediary Class or Institutional Class shares of Value Trust, respectively, due that shareholder). Value Institutional Portfolio will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of Value Trust in the names of Value Institutional Portfolio shareholders and by transferring to those accounts the shares previously credited to the account of Value Institutional Portfolio on those books. Fractional shares in Value Trust will be rounded to the third decimal place.

     Because Value Trust shares will be issued at NAV in exchange for the net assets of Value Institutional Portfolio, the aggregate value of Value Trust shares issued to Value Institutional Portfolio shareholders will equal the aggregate value of Value Institutional Portfolio shares. The NAV per share of each class of Value Trust will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

     Any transfer taxes payable upon the issuance of Value Trust shares in a name other than that of the registered Value Institutional Portfolio shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Value Institutional Portfolio to a public authority will continue to be its responsibility until it is dissolved.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of shareholders of either Fund.

     All costs of either Fund pertaining to the Reorganization will be borne by Legg Mason or one of its affiliates.

Reasons for the Reorganization

     At meetings on November 29, 2000 and December 14, 2000, the Board discussed Legg Mason's proposal concerning the Reorganization. During the course of their deliberations, the Board considered a variety of factors, including:

 . Legg Mason's decision to focus its institutional marketing efforts on selling shares of Value Trust, not Value Institutional Portfolio; LMIA's decision to no longer waive Value Institutional Portfolio's expenses after August 1, 2001; and the possibility that, as a result of these two facts, Value Institutional Portfolio's expenses may increase over time if, for example, the size of the Fund decreases;

 . the compatibility of each Fund's investment objective, policies and restrictions, as well as the fact that the same investment personnel of LMFM currently advise both Funds;

 . the compatibility of the Value Institutional Portfolio assets to be acquired by Value Trust to those currently held by Value Trust;

 . given the limited number of shareholder accounts in Value Institutional
  Portfolio, the possibility that a redemption by a large shareholder could adversely impact the Fund;

 . the possible benefits from the proposal to other persons, including Legg Mason and its affiliates;

 . Value Trust's longer-term investment performance and the effect of the Reorganization on investment performance;

 . the differences in the expense ratios between the two Funds;

 . Legg Mason's agreement to pay costs associated with the Reorganization;

 . the possible impact of unrealized gains and losses of the two Funds and the composition of Value Institutional Portfolio's shareholders, a large portion of which are exempt from federal income tax; and

 . possible alternatives to the Reorganization, such as the liquidation of the Fund in a transaction that would not be tax-free.

     Of these various factors, the Board discussed at length the fact that Value Trust's projected total expenses were slightly higher than Value Institutional Portfolio's current expenses (by an amount projected to be less than one basis point, with one basis point equaling one one-hundredth of a percentage point). The Board also discussed at length the fact that Value Trust currently has unrealized gains, while Value Institutional Portfolio currently has a modest amount of unrealized losses, with the potential result that if all such gains and losses were realized after the Reorganization occurred, shareholders who are not exempt from taxes would lose the benefit of a tax loss and would be required to pay tax on such gains, thereby adversely impacting their after-tax return. The Board, however, believed that the potential for somewhat higher expenses in light of Legg Mason's decision to no longer actively market Value Institutional Portfolio's shares and LMIA's decision to no longer waive expenses outweighed these aspects of the proposal. Therefore, the Board, as well as LMIA, believes that the Reorganization would be in the best interests of the Fund and its shareholders.

Description of Securities to be Issued

     Value Trust is registered with the SEC as an open-end management investment company. It has authorized capitalization of common stock of 600,000,000 shares (par value $0.001 per share), which includes 100,000,000 shares allocated to Institutional Class shares and

100,000,000 shares allocated to Financial Intermediary Class shares. Shares of Value Trust entitle their holders to one vote per full share and fractional votes for fractional shares held.

     Value Trust does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors will call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or Value Trust's Charter or Bylaws, or at their discretion.

Temporary Waiver of Investment Restrictions

     Certain fundamental investment restrictions of Value Institutional Portfolio, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Value Institutional Portfolio shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

Federal Income Tax Considerations

     The exchange of Value Institutional Portfolio's assets for Value Trust shares and Value Trust's assumption of Value Institutional Portfolio's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. The Reorganization is conditioned upon the Funds having received an opinion of Ropes & Gray substantially to the effect that -

          (1) Value Trust's acquisition of Value Institutional Portfolio's assets in exchange solely for Value Trust shares and Value Trust's assumption of Value Institutional Portfolio's liabilities, followed by Value Institutional Portfolio's distribution of those shares pro rata to its shareholders constructively in exchange for their Value Institutional Portfolio shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) Under Section 361 of the Code, Value Institutional Portfolio will recognize no gain or loss on the transfer to Value Trust of its assets in exchange solely for Value Trust shares and Value Trust's assumption of Value Institutional Portfolio's liabilities or on the subsequent distribution of those shares by Value Institutional Portfolio to its shareholders in liquidation;

          (3) Under Section 1032 of the Code, Value Trust will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Value Trust shares and its assumption of Value Institutional Portfolio's liabilities;

          (4) Under Section 362(b) of the Code, Value Trust's basis for the transferred assets will be the same as the basis therefor in Value Institutional Portfolio's hands immediately before the Reorganization, and, under Section 1223(2) of the Code, Value Trust's holding period for those assets will include Value Institutional Portfolio's holding period therefor;

          (5) Under Section 354 of the Code, a Value Institutional Portfolio shareholder will recognize no gain or loss on the constructive exchange of all its Value Institutional Portfolio shares solely for Value Trust shares pursuant to the Reorganization;

          (6) Under Section 358 of the Code, a Value Institutional Portfolio shareholder's aggregate basis for the Value Trust shares it receives in the Reorganization will be the same as the aggregate basis for its Value Institutional Portfolio shares it constructively surrenders in exchange for those Value Trust shares, and, under Section 1223(1) of the Code, its holding period for those Value Trust shares will include its holding period for those Value Institutional Portfolio shares, provided they are held as capital assets by the shareholder on the Closing Date; and

          (7) Value Trust will succeed to and take into account the items of Value Institutional Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Notwithstanding paragraphs (2), (3) and (5) above, the Ropes & Gray opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Value Trust's utilization after the Reorganization of any pre-Reorganization capital losses realized by Value Institutional Portfolio (or any unrealized built-in loss of Value Institutional Portfolio) could be subject to limitations in future years under the Code.

     Value Trust currently has unrealized gains, while Value Institutional Portfolio currently has a modest amount of unrealized losses, with the potential result that if all such gains and losses were realized after the Reorganization occurred, shareholders who are not exempt from taxes would lose the benefit of a tax loss and would be required to pay tax on such gains, thereby adversely impacting their after-tax return.

     Shareholders of Value Institutional Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

Capitalization

     The following table shows the capitalization of each Fund as of December 31, 2000, and on a pro forma combined basis as of that same date, giving effect to the Reorganization (net assets and share amounts are in thousands and all information in the table is unaudited):


                                      Value Trust               Value Institutional               Value Trust
                                                                    Portfolio                     (Pro Forma)
Net Assets Composite.........          $11,762,099                  $ 610,099                     $12,392,198

Net Asset Value Per Share            N/A   Financial             $14.64  Financial              $ 58.03  Financial
                                           Intermediary                  Intermediary                    Intermediary
                                           Class                         Class                           Class

                                  $ 58.03  Navigator Class       $ 14.65 Institutional Class    $ 58.03  Institutional Class

                                  $ 55.44  Primary Class                                        $ 55.44  Primary Class


Shares Outstanding...........        N/A   Financial              11,731 Financial                 2,960 Financial
                                           Intermediary                  Intermediary                    Intermediary
                                           Class                         Class                           Class

                                  20,286   Navigator Class        29,921 Institutional Class      27,840 Institutional Class

Additional Information about Value Trust -  Financial Highlights

     The financial highlights table is intended to help you understand the financial performance for the past five years of the Institutional Class shares of Value Trust. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. This information has been audited by Value Trust's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference into the Reorganization Statement of Additional Information and is included in the annual report for the Institutional/Navigator Class of Value Trust. This information has been updated to include semi-annual unaudited data for the six months ended September 30, 2000. The annual and semi-annual reports are available upon request by calling toll-free 1-888-425-6432. As the Financial Intermediary Class shares of Value Trust were not in existence as of September 30, 2000, no financial highlights are provided for that class.

                             Investment Operations

                                                  Six Month Period         For the Years Ended March 31,
                                                Ended September 30,    ---------------------------------------------
                                                     2000/(a)/          2000      1999      1998      1997      1996
                                                     ----               ----      ----      ----      ----      ----
Net Asset Value, Beginning of Period                  $77.52           $74.49    $50.57    $34.30    $27.08    $20.27

Net Investment Income (Loss)                             .06              .12       .20       .35       .41       .43
Net Realized & Unrealized Gain (Loss) On               (1.05)            5.37     25.13     18.55      8.75      8.02
 Investments
Total From Investment Operations                        (.99)            5.49     25.33     18.90      9.16      8.45

                                 Distributions

                                                  Six Month Period           For the Years Ended March 31,
                                                 Ended September 30,    --------------------------------------------
                                                      2000/(a)/         2000      1999      1998      1997      1996
                                                      ----              ----      ----      ----      ----      ----
From Net Investment Income                          $    --            $  --     $   --     $ (.31)   $ (.41)   $ (.40)
From Net Realized Gain on Investments                 (6.65)           (2.46)     (1.41)     (2.32)    (1.53)    (1.24)
Total Distributions                                   (6.65)           (2.46)     (1.41)     (2.63)    (1.94)    (1.64)
Net Asset Value, End of Period                        69.88            77.52      74.49      50.57     34.30     27.08



                           Ratios/Supplemental Data

                                                      Six Month
                                                    Period Ended               For the Years Ended March 31,
                                                    September 30,      -----------------------------------------------------
                                                     2000/(a)/            2000       1999       1998      1997       1996
                                                     ----                 ----       ----       ----      ----       ----
Total Return %                                     (1.11)/(b)/            7.80      51.33      56.90     34.97      43.53
Expenses to Average Net Assets %                     .70/(c)/              .69        .72        .73       .77        .82
Net Investment Income (Loss) to Average               .5/(c)/               .4         .6         .9       1.4        1.8
 Net Assets %
Portfolio Turnover Rate %                           29.8/(c)/             19.7       19.3       12.9      10.5       19.6
Net Assets, End of Period (thousands-$)        1,262,801             1,210,632    814,403    179,664    83,752     52,332


(a) Unaudited
(b) Not Annualized
(c) Annualized

       Required Vote. Approval of the proposal requires the affirmative vote of a majority of the outstanding securities of Value Institutional Portfolio at the Record Date for the Meeting. Each outstanding full share of Value Institutional Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Value Institutional Portfolio, the Board will consider what other action to take regarding the future of Value Institutional Portfolio.

    The Board unanimously recommends that the shareholders vote "for" the Proposal

                           _________________________

                                 OTHER BUSINESS

    The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in the discretion of the persons designated in the proxies.

                                 MISCELLANEOUS

Available Information

     Information about the Funds, including the Reorganization Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Legal Matters

     Certain legal matters in connection with the issuance of Value Trust shares as part of the Reorganization will be passed upon by Value Trust's counsel, Kirkpatrick & Lockhart LLP.

Experts

     The audited financial statements of Value Trust and Value Institutional Portfolio, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, respectively, independent accountants/auditors for the Funds, whose reports thereon are included in each Fund's Annual Reports to Shareholders for the fiscal year ended March 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP and Ernst & Young LLP have been incorporated by reference into the Reorganization Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                  APPENDIX A
                                  ----------

                            PRINCIPAL SHAREHOLDERS
                            ----------------------

     The following table sets forth the record and beneficial ownership of each Fund's outstanding equity securities as of January 22, 2001 by each owner of 5% or more of (i) Value Trust Institutional Class shares; (ii) Value Institutional Portfolio Institutional Class shares; or (iii) Value Institutional Portfolio Financial Intermediary Class shares.

                       Value Trust--Institutional Class

Name and Address                                         Nature of             Amount                  Percent
----------------                                         ---------             ------                  -------
                                                         Ownership
                                                         ---------
Fidelity Investments Institutional                       Record                4,865,822.987               23%
Operational Co. Inc. (FIIOC) as Agent
for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Chase Manhattan Bank                                     Record                3,559,735.715               17%
FBO ADP Retirement and Savings Plan
4 New York Plaza #2
New York, NY 10004-2413

Legg Mason Wood Walker Inc.                              Record                3,255,364.903               16%
Deferred Comp Navigator Value Trust
c/o Brian Becker LM Profit Sharing SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

State of Maryland Savings & Investment Plan              Record                1,620,463.725                8%
Maryland 457 Plan
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

              Value Institutional Portfolio - Institutional Class

Name and Address                                         Nature of             Amount                  Percent
----------------                                         ---------             ------                  -------
                                                         Ownership
                                                         ---------
Charles Schwab & Co. Inc.                                Record                9,977,326.907             33%
Special Custody Account
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Northern Trust Custodian                                 Record                2,441,013.5300             8%
FBO Christel Dehaan
P.O. Box 92956
Chicago, IL 60675-2956

Northern Trust Company                                   Record                1,655,816.3140             6%
FBO Boehringer Ingelheim Corp &
Its Affiliates Master Trust
P.O. Box 92956
50 S. LaSalle Street
Chicago, IL 60675-0001

         Value Institutional Portfolio - Financial Intermediary Class

Name and Address                                         Nature of             Amount                  Percent
----------------                                         ---------             ------                  -------
                                                         Ownership
                                                         ---------
Fidelity Investments Institutional                       Record                5,155,300.209             44%
Operational Co. Inc. (FIIOC) as Agent
for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

TRUSTLYNX & CO.                                          Record                1,143,871.887             10%
House Account
P.O. Box 173736
Denver, CO 80217-3736

Key Trust Company                                        Record                  940,471.988              8%
Lubrizol Employees
Profit Sharing & Savings Plan
4900 Tiedeman Road
Brooklyn, OH 44144-2338

Bank One                                                 Record                  712,659.845              6%
LSU Foundation
Attn Cindy Monget
451 Florida Street
Baton Rouge, LA 70801-1775

                                  APPENDIX B
                                  ----------

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of January 26, 2001, between LM INSTITUTIONAL FUND ADVISORS II, INC., a Maryland corporation ("Corporation"), on behalf of LM Value Institutional Portfolio, a segregated portfolio of assets ("series") thereof ("Target"), and LEGG MASON VALUE TRUST, INC., a Maryland corporation ("Acquiring Fund"). (Target and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Acquiring Fund and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Target are made and shall be taken or undertaken by Corporation on behalf of Target.

          The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be a "plan of reorganization" within the meaning of the regulations under the Code. The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares pro rata to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

          The Target Shares are divided into two classes, designated Institutional Class and Financial Intermediary Class shares ("Institutional Class Target Shares" and "Financial Intermediary Class Target Shares," respectively). The Acquiring Fund Shares also are divided into two classes, designated Financial Intermediary Class and Institutional Class shares ("Financial Intermediary Class Acquiring Fund Shares" and "Institutional Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares (the Funds' Financial Intermediary Class shares correspond to each other and Institutional Class shares correspond to each other).

          In consideration of the mutual promises contained herein, the parties agree as follows:

1.        PLAN OF REORGANIZATION AND TERMINATION

          1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

               (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Financial Intermediary Class Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Financial Intermediary Class Target Shares by the net asset value ("NAV") of a Financial Intermediary Class Acquiring Fund Share (computed as set forth in paragraph 2.2), and
          (ii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Institutional Class Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and

           (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Financial Intermediary Class Target Shares shall be credited with the respective pro rata number of Financial Intermediary Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Institutional Class Target Shares shall be credited with the respective pro rata number of Institutional Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.   VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI") less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraph 2.1 shall be made by or under the direction of LM Institutional Advisors, Inc. All computations pursuant to paragraph 2.2 shall be made by or under the direction of Legg Mason Funds Management, Inc. ("LMFM").

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on or about March 30, 2001, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Corporation or its fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Corporation shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Corporation. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Corporation evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Corporation that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES

     4.1.  Target represents and warrants as follows:

           4.1.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Department of Assessments and Taxation of the State of Maryland;

           4.1.2. Corporation is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

           4.1.3. Target is a duly authorized and classified series of Corporation;

           4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Charter or By-Laws or any provision of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Acquiring Fund;

          4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Corporation on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business and the Liabilities to which the Assets are subject were incurred by Target in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Corporation's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Target in the ordinary course of its business subsequent to September 30, 2000, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target operations;

          4.1.14. For federal income tax purposes, Target qualifies as a "regulated investment company" ("RIC"), and the provisions of Section 851 through 855 of the Code will apply to Target for the remainder of its current taxable year and for its taxable year beginning on April 1, 2001, if any;

          4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" within the meaning of section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended March 31, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.1.18. The audited financial statements of Corporation for the year ended March 31, 2000 and the unaudited financial statements of Corporation for the six months ended September 30, 2000, to be delivered to Acquiring Fund, fairly represent the financial position of Target as of each such date and the results of its operations and changes in its net assets for the periods then ended.

     4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Department of Assessments and Taxation of the State of Maryland;

          4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.5. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Acquiring Fund's Charter or By-Laws or any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

          4.2.7. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Corporation's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund's registration statement on Form N-1A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein;

          4.2.11. For federal income tax purposes, Acquiring Fund qualifies as a RIC, and the provisions of Section 851 through 855 of the Code will apply to Acquiring Fund for the remainder of its current taxable year and for its taxable year beginning on April 1, 2001;

          4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

          4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code) or (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Income Tax Regulations under the
     Code) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

          4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended March 31, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

          4.2.18. The audited financial statements of Acquiring Fund for the year ended March 31, 2000 and the unaudited financial statements of Acquiring Fund for the six months ended September 30, 2000, to be delivered to Corporation, fairly represent the financial position of Acquiring Fund as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

          4.2.19. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of Acquiring Fund Shares for the purpose of making additional investments in Acquiring Fund Shares, regardless of the value of the Acquiring Fund Shares so received.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of section 304(c) of the Code; and

          4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses").

5.   COVENANTS

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that:

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring

     Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that:

           6.4.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with the corporate power under the Maryland General Corporation Law (the "MGCL") and its Charter to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

           6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and remedies generally and by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

           6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

           6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Charter or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

           6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (5) include other customary exceptions, qualifications, limitations or assumptions.

     6.5. Acquiring Fund shall have received an opinion of Ropes & Gray substantially to the effect that:

           6.5.1. Target is a duly authorized and classified series of Corporation, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with the corporate power under the MGCL and its Charter to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

           6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Corporation with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and remedies generally and by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

               6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Charter or By-Laws of Corporation or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Corporation (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund;

               6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

               6.5.5. Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

               6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Corporation (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (5) include other customary exceptions, qualifications, limitations or assumptions.

     6.6.  Each Investment Company shall have received an opinion of Ropes
& Gray, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations and warranties made to it, in separate letters addressed to such counsel, and in the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Target will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;


          6.6.2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities;

          6.6.3. The basis in the hands of Acquiring Fund of the Assets transferred to Acquiring Fund in the Reorganization will be the same as the basis of the Assets in the hands of Target immediately prior to the transfer;

          6.6.4. The holding periods of the Assets in the hands of Acquiring Fund will include the periods during which the Assets were held by Target;

          6.6.5. No gain or loss will be recognized by Target upon the transfer of the Assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquiring Fund Shares by Target to Shareholders in liquidation;

          6.6.6. No gain or loss will be recognized by Shareholders upon the exchange of their Target Shares for Acquiring Fund Shares;

          6.6.7. The basis of Acquiring Fund Shares that a Shareholder receives in connection with the Reorganization will be the same, in the aggregate, as the aggregate basis of his or her Target Shares exchanged therefor;

          6.6.8. A Shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Shares exchanged therefor, provided that he or she held such Target Shares as capital assets; and

          6.6.9. Acquiring Fund will succeed to and take into account the items of Target described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

Notwithstanding subparagraphs 6.6.2, 6.6.5 and 6.6.6, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Investment Company may waive in writing any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board or an officer, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.   BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by Legg Mason Wood Walker, Incorporated or one of its affiliates.

8.   ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.   TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 29, 2001; or

     9.2.   By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(b), 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors, employees or officers of either Investment Company, to the other Fund.

10.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.  MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                           [SIGNATURE LINE OMITTED]

                                  APPENDIX C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                        (LEGG MASON VALUE TRUST, INC.)

Value Trust: Review of Fiscal Year 2000 Market Conditions and Strategies Affecting Results

     "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line . . . and that its direction changes constantly."

                                 Wittgenstein

     The cumulative results for your Fund at March 31, 2000 for the past three months, one year, and longer periods are shown in the table below:

                                   First                                                                Since
                                  Quarter    1 Year    3 Years    5 Years    10 Years     15 Years    Inception*
                                  -------    ------    -------    -------    --------     --------    ---------
Value Trust                          -.01%    +6.74%   +148.60%   +371.88%    +629.05%   +1,208.17%    +3,128.91%
S&P 500 Composite Index             +2.29%   +17.94%   +106.77%   +227.29%    +461.89%   +1,160.99%    +2,144.05%
Dow Jones Industrial Average        -4.65%   +13.39%    +74.60%   +189.61%    +419.20%   +1,244.38%    +2,252.79%
Lipper Diversified Equity Funds     +7.04%   +35.64%   +102.48%   +182.61%    +382.36%     +851.20%    +1,469.37%
Lipper Large-Cap Growth Funds       +8.49%   +38.08%   +157.62%   +270.26%    +540.66%   +1,130.17%    +1,679.30%

__________
* The Value Trust, S&P 500 Composite Index, and Dow Jones returns are for the period April 16, 1982 (inception of the Fund) to March 31, 2000. The Lipper Diversified Equity Funds and Lipper Large-Cap Growth Funds returns are for the period April 30, 1982 to March 31, 2000.

     As you can see, during our fiscal year ended March 31, our results lagged those of the popular indices and those of most funds with similar objectives. This is, in part, an accident of the calendar. Move back three months, for example, and the relative results are dramatically better. The problem is known as sensitive dependence on initial conditions, and it afflicts any complex adaptive system such as the stock market.

     We have written extensively about the obsessive focus on and attempts to dissect short-term performance data and won't repeat our remarks here. As numerous academic studies have shown, past performance is not much help in predicting future results. The data above show what we have done, not what we will be able to do.

     The best way to understand the twelve months ended March 31 is to put that period in a broader context. As a result of the global financial crises that began with the collapse of fixed exchange rates in most Asian developing countries and culminated in the collapse of hedge fund Long-Term Capital Management in September 1998, the Federal Reserve Board cut short-term interest rates three times that fall. As we entered calendar 1999, most observers fretted that the Fed had not done enough and that the world faced slow growth at best, a long workout in emerging countries, and a real risk of a global deflationary collapse. Oil was at $12 a barrel; other commodities were similarly depressed.

     No one predicted what actually happened: exceptionally strong U.S. growth, solid international growth that was accelerating into 2000, oil prices more than doubling, and emerging stock markets the world's best performers. As is often the case in financial markets, when the opinions are all on one side, the opportunities are usually on the other.

     We can also describe the same period in terms of the ebb and flow of risk preferences. Prior to the financial crises, years of high returns made investors risk-seeking. Large losses in stocks from the summer of 1998 into the autumn led to a flight to quality. Interest rates fell as money fled to risk-free treasuries. As 1999 progressed, investors gradually began reallocating assets back into riskier assets as they observed that those assets were gaining in value and treasuries were falling. Last year (1999) was among the worst bear markets in history for fixed income securities as interest rates rose steadily throughout the year and investors increasingly sought riskier assets.

     Stock prices meandered through most of 1999; the S&P 500 gained only about 4% through September. Then, in the fourth quarter, technology stocks exploded, propelling the S&P to a gain of over 20% and the NASDAQ, over three-fourths of whose capitalization is technology, to a yearly gain of over 85%.

     Over the past four years technology stocks have been star performers. The S&P 500 gained about 26% per year compounded from the beginning of 1996 through 1999, while the NASDAQ gained over 40% per year during the same period. Investors, both individuals and professionals, absorbed the lesson that if you were overweight in technology you outperformed the market, and if you were underweight, you underperformed.

     Consensus expectations entering 2000 were for more of the same (what else?). Most people tend to expect a continuation of observed trends. Since growth had been strong, it was (and is) expected to remain so. Since technology had consistently been the source of high returns, it was expected to remain so. Since investing in the so-called "old economy" had been a sure path to underperformance, it was expected to remain so.

     As the first quarter got underway, technology stocks had a sharp correction, but quickly recovered and began their expected strong advance. "Old economy" names fell, as expected. The long drought in "value stocks," the concomitant underperformance of funds that invested in them, and the apparent inability of investors, the press, the fund boards to understand that all investment styles and managers have periods of underperformance, led to the firings or resignations of many outstanding investors, all of the value persuasion.

     On March 10, the clamor for "new economy" technology reached its peak, with the NASDAQ up 24% year-to-date, while the Dow was down 14%. For the 12 months ending that day, the Dow was up 3.16% with dividends reinvested, versus 110% for the NASDAQ. The frenzy has been such that more than 100% of the net flows into equity funds this year have gone into technology-sensitive growth funds; value-oriented funds have experienced redemptions.

     One month later, the picture is much different. The NASDAQ is down 14% for the year, and is down 31% from the peak reached on March 10. The Dow is down 7% for the year, but is up 10%, including dividends, since March 10.

     During the first quarter, your Fund was flat, the result of a tug of war between our financial and our technology holdings. Several of our major technology holdings fell during the quarter after posting strong fourth quarter 1999 performance. These include AOL and Gateway. Other large tech holdings did well, such as Nextel and Nokia. Our financials have performed well since early March, but not well enough to have them outperform as a group this quarter.

     Our one-year results are also skewed by the very strong first calendar quarter of last year, when we were up 18.69%. Our calendar 1999 results, which were well ahead of the indices, were obtained by strong results in the first and fourth quarters, and comparatively weaker numbers in the second and third. Rolling forward one quarter to get fiscal year results gives a different comparative picture since a strong, above market quarter is being replaced by a below market one.

     We believe that some clues to future market developments can be gleaned from the first quarter performance statistics. As the table shows, the average general equity fund gained over 7% in the quarter, while the Dow was down almost 5% and the S&P was up over 2%. The NASDAQ was up 12.4% in the quarter. You probably see the picture. After years of underperformance, the average fund manager decided to get overweighted in technology and underweighted not-technology. The stampede to tech was no doubt exacerbated by the high profile firings or resignations of several prominent value investors. Just how overweighted most funds are in tech can be glimpsed when one realizes that only two of the eleven S&P sectors beat the index in the quarter: technology and utilities. Utilities make up only 2% of the market, whereas technology was 33% of the S&P 500 at quarter end. The funds that were buying Cisco, EMC, and Sun were not likely loaded with Duke Power or Potomac Electric.

     Perhaps more telling is the following: the technology weightings in the roughly 5,000 general equity funds averaged 42% for large company growth funds, 48% for mid-cap, and 45% for small-cap. In the value category, the comparable numbers hover in the 14% range. The data are from the March 31 database of fund tracking service Morningstar, but since most funds have not filed their March 31 portfolios yet, the weightings probably represent end of year holdings. It is reasonable to surmise that such weightings actually rose during the quarter.

     We believe the correction in the NASDAQ, and especially in the more speculative hot spots, was long overdue. Valuations had reached levels that made it highly unlikely that one could earn a competitive return no matter how brilliant the future turned out to be for those businesses.

     We also believe that what is going on is more than just a correction in the technology arena. Much of the excess returns earned by Value Trust shareholders in the past several years has been due to our being early in investing in great businesses such as AOL, Dell, and Nokia. The prospects for these and most other prominent technology companies are now well recognized and well discounted by the market. The returns earned by shareholders in these and other great companies such as Microsoft and Cisco have led investors to bid up the shares of large numbers of technology companies to unrealistic levels in the hope of uncovering the next big thing.

     The losses now being experienced will, we think, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business value. As we have previously said, we believe the long-term returns of equities going forward will approximate what it has in the past: about 10%.

     As for technology, it will no doubt present considerable opportunity. But we think that investors, who figured out in the middle of last year that the way to win the game was to overweight tech, will have to learn a new game.

     In a wonderful example of irony, the New York Times reported on the dissolution of Julian Robertson's Tiger Management on March 31, the end of the quarter. Once commanding over $20 billion under management, Tiger had to be dissolved after disastrous bets in favor of old economy "value" stocks and against technology. The Times headline read "The End of the Game," referring to the demise of the most prominent value hedge fund, a casualty of the new, technology-based investment game. The game the Times thought had ended was the old economy value game. The game we believe ended was the new economy technology game.

     We have no idea what the new game will be. By "game," we mean this simple-minded rule that will explain, after the fact, what you should have done to beat the market during the period in question.

     We are, though, optimistic about the ability of patient, disciplined investing to produce satisfactory long-term returns. Most stocks have been declining for two years, declines that have been masked by the sharp rise in large capitalization "growth" and technology shares. The median price earnings ratio of all companies with earnings peaked in April 1998 at 19.7; it is now about 13. In 1987, after the Crash, the median P/E was 10.6. But in late October the long bond yielded 9% and inflation was 4.5%. Today bond yields are under 6% and rates, and for today's much higher levels of productivity, today's budget surpluses, and the prospects for continued peace and prosperity since the fall of communism, we think the average stock in the market is as attractive is it was post-Crash in 1987.

     We believe that investments made at today's levels of the market or lower, and made on the basis of a rational assessment of long-term business value, will provide attractive rates of return to the long-term investors.


                              Bill Miller, CFA

April 14, 2000

Performance Comparison of a $50,000 Investment as of March 31, 2000

     The following graphs compare the total returns of the Institutional Class (formerly Navigator Class) of Value Trust to the Value Line and S&P 500 Composite indices. The graphs illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for Value Trust represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both Value Trust's results and the indices' results assume reinvestment of all dividends and distributions.

                       Value Trust -- Institutional Class

                      -----------------------------------
                       Cumulative       Average Annual
                       Total Return      Total Return
                      -----------------------------------
                      One Year          +7.80%     +7.80%
                      Five Years      +395.84     +37.74
                      Life of Class*  +436.03     +36.97
                      -----------------------------------
                       *Inception Date - December 1, 1994
                      -----------------------------------


     [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                  Value Trust          Standard & Poor's
                              Institutional Class   500 Composite Index/(1)/   Value Line Index/(2)/
Years ended March 31, 1994          $ 50,000               $ 50,000                  $50,000
                                    $ 50,800               $ 50,740                  $50,545
                      1995          $ 54,053               $ 55,680                  $53,185
                                    $ 62,026               $ 61,000                  $56,660
                                    $ 68,900               $ 65,845                  $60,285
                                    $ 72,225               $ 69,810                  $60,295
                      1996          $ 77,583               $ 73,555                  $62,830
                                    $ 80,633               $ 76,855                  $64,525
                                    $ 87,938               $ 79,235                  $64,895
                                    $100,987               $ 85,840                  $68,360
                      1997          $104,712               $ 88,140                  $67,535
                                    $123,907               $103,535                  $76,475
                                    $144,718               $111,280                  $85,110
                                    $139,859               $114,475                  $82,755
                      1998          $164,295               $130,445                  $91,055
                                    $173,338               $134,755                  $86,820
                                    $153,463               $121,350                  $69,800
                                    $208,943               $147,190                  $79,620
                      1999          $248,629               $154,530                  $74,540
                                    $247,755               $165,435                  $84,830
                                    $224,314               $155,085                  $76,070
                                    $267,428               $178,165                  $78,510
                      2000          $268,015               $182,245                  $78,075

/(1)/ An unmanaged index of widely held common stocks.
/(2)/ An unmanaged index of approximately 1,700 common stocks.

                                  APPENDIX D
                                  ----------

                     COMPARISON OF INVESTMENT RESTRICTIONS
                     -------------------------------------

-------------------------------------------------------------------------------------------------------------------
 INVESTMENT ACTIVITY                                                          VALUE INSTITUTIONAL PORTFOLIO
                                     VALUE TRUST
-------------------------------------------------------------------------------------------------------------------
Borrowing Money         May not borrow money, except from banks       1. May borrow money to the fullest extent
                        or through reverse repurchase agreements         permitted by the 1940 Act, the rules or
                        for temporary purposes, in an aggregate          regulations thereunder or applicable
                        amount not to exceed 10% of the value of         order of the SEC, as such statute,
                        the total assets of the Fund at the time         rules, regulations or orders may be
                        of borrowing; provided that borrowings,          amended from time to time ("Investment
                        including reverse repurchase agreements,         Regulations")
                        in excess of 5% of such value will be         2. Maximum borrowing is currently limited
                        only from banks (although not a                  to one-third of the value of total
                        fundamental policy subject to shareholder        assets by the 1940 Act
                        approval, the Fund will not purchase
                        securities if borrowings, including
                        reverse purchase agreements, exceed 5% of
                        its total assets)
-------------------------------------------------------------------------------------------------------------------
Issuer Diversification  May not, with respect to 75% of total         1. Intends to remain diversified as
                        assets, invest more than 5% of its total         defined by the 1940 Act
                        assets (taken at market value) in             2. A diversified fund under the 1940 Act
                        securities of any one issuer, other than         currently may not, with respect to 75%
                        the U.S. Government, or its agencies and         of total assets, invest more than 5% of
                        instrumentalities, or purchase more than         its total assets (taken at market value)
                        10% of the voting securities of any one          in securities of any one issuer, or
                        issuer                                           purchase more than 10% of the voting
                                                                         securities of any one issuer (in each
                                                                         case not including securities issued by
                                                                         the U.S. Government, or its agencies and
                                                                         instrumentalities and other investment
                                                                         companies)
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT ACTIVITY                                                          VALUE INSTITUTIONAL PORTFOLIO
                                     VALUE TRUST
-----------------------------------------------------------------------------------------------------------------------
Purchasing Securities   May not purchase securities on "margin",     1. May purchase securities on margin to
on Margin               except for short-term credits necessary         the fullest extent permitted by
                        for clearance of portfolio transactions         Investment Regulations
                        and except that the Fund may make margin     2. Unless appropriate steps are taken to
                        deposits in connection with the use of          segregate assets or otherwise cover the
                        futures contracts and options on futures        Fund's obligations, such action would
                        contracts                                       be considered to be issuing a senior
                                                                        security. See "Issuing Senior Securities"
                                                                        below
-----------------------------------------------------------------------------------------------------------------------
Industry Concentration  May not invest 25% or more of its total      1. May not concentrate investments in a
                        assets (taken at market value) in any one       particular industry or group of
                        industry                                        industries (U.S. Government, its
                                                                        agencies and instrumentalities
                                                                        excepted) as concentration is defined
                                                                        under Investment Regulations
                                                                     2. Concentration is currently defined in
                                                                        the 1940 Act as 25% or more of a Fund's
                                                                        total assets
-----------------------------------------------------------------------------------------------------------------------
Commodities             May not purchase or sell commodities and     May purchase or sell commodities,
                        commodity contracts, but this limitation     commodities contracts, futures
                        shall not prevent the Fund from              contracts, options or forward contracts
                        purchasing or selling options and futures    to the fullest extent permitted by
                        contracts                                    Investment Regulations
-----------------------------------------------------------------------------------------------------------------------
Underwriting            May not underwrite the securities of         1. May underwrite securities to the
                        other issuers, except insofar as the Fund       fullest extent permitted by Investment
                        may be deemed an underwriter under the          Regulations
                        Securities Act of 1933, as amended, in       2. The 1940 Act prohibits a diversified
                        disposing of a portfolio security               mutual fund from underwriting securities
                                                                        in excess of 25% of its total assets
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT ACTIVITY                                                       VALUE INSTITUTIONAL PORTFOLIO
                                     VALUE TRUST
--------------------------------------------------------------------------------------------------------------------------
Making Loans            May not make loans, except loans of         1. May make loans to the fullest extent
                        portfolio securities and except to the         permitted by Investment Regulations
                        extent that the purchase of a portion of    2. May not make loans to persons who
                        an issue of publicly distributed notes,        control or are under common control
                        bonds or other evidences of indebtedness       with the Fund
                        or deposits with banks and other
                        financial institutions may be considered
                        loans
--------------------------------------------------------------------------------------------------------------------------
Real Estate             May not purchase or sell real estate,       May purchase or sell real estate to the
                        except that the Fund may invest in          fullest extent permitted by Investment
                        securities collateralized by real estate    Regulations
                        or interests therein or in securities
                        issued by companies that invest in real
                        estate or interests therein (as a
                        non-fundamental policy changeable without
                        a shareholder vote, the Fund will not
                        purchase or sell interests in real estate
                        limited partnerships)
--------------------------------------------------------------------------------------------------------------------------
Short Sales             May not make short sales of securities or   1. May engage in short sales to the
                        maintain a short position, except that         fullest extent permitted by Investment
                        the Fund may (a) make short sales and          Regulations
                        maintain short positions in connection      2. Unless appropriate steps are taken to
                        with its use of options, futures               segregate assets or otherwise cover its
                        contracts and options on futures               obligations, such action would be
                        contracts and (b) sell short "against the      considered to be issuing a senior
                        box"                                           security.  See "Issuing Senior
                                                                       Securities" below
--------------------------------------------------------------------------------------------------------------------------
Issuing Senior          May not issue senior securities, except     1. May issue senior securities to the
Securities              as permitted under the 1940 Act                fullest extent permitted by Investment
                                                                       Regulations
                                                                    2. The ability to issue senior securities
                                                                       is severely circumscribed by complex
                                                                       regulatory constraints under the 1940
                                                                       Act
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 INVESTMENT ACTIVITY                                                           VALUE INSTITUTIONAL PORTFOLIO
                                       VALUE TRUST
------------------------------------------------------------------------------------------------------------------
Foreign Securities        LMFM currently anticipates that Value         No stated policy
                          Trust will invest no more than 25% of its
                          total assets in foreign securities, not
                          including ADRs
------------------------------------------------------------------------------------------------------------------
Illiquid Securities       Up to 10% of net assets                       Up to 15% of net assets
------------------------------------------------------------------------------------------------------------------
Options and Futures       1. No more than 5% of net assets may be       May purchase or sell commodities,
                             required as a futures contract deposit     commodities contracts, futures
                             and/or premium                             contracts, options or forward contracts
                          2. No more than 20% of total assets may be    to the fullest extent permitted by
                             invested in futures contracts or related   Investment Regulations
                             options
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements     May not enter into repurchase agreements      May not enter into repurchase
                          of more than seven days' duration if more     agreements of more than seven days'
                          than 10% of net assets would be invested      duration if more than 15% of net assets
                          in such agreements and other illiquid         would be invested in such agreements
                          securities                                    and other illiquid securities
------------------------------------------------------------------------------------------------------------------
Loans of Portfolio        Does not intend to lend more than 5% of       1.  May make loans to the fullest
Securities                portfolio securities at any given time        extent permitted by Investment
                                                                        Regulations

                                                                        2.  May not make loans to persons who
                                                                        control or are under common control
                                                                        with the Fund
------------------------------------------------------------------------------------------------------------------
Municipal Obligations     May not invest more than 5% of its net        No stated policy
                          assets in municipal obligations
------------------------------------------------------------------------------------------------------------------
Floating and Variable     May not invest more than 5% of net assets     No stated policy
Rate Obligations          in floating and variable rate obligations,
                          respectively
------------------------------------------------------------------------------------------------------------------

                         LEGG MASON VALUE TRUST, INC.

                                   FORM N-14

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                               January 26, 2001

     This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of Legg Mason Value Trust, Inc. ("Value Trust") and LM Value Institutional Portfolio ("Value Institutional Portfolio"), a series of LM Institutional Fund Advisors II, Inc.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 26, 2001 (the "Prospectus/Proxy Statement") of Value Trust, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, pursuant to the Reorganization, Value Trust would acquire all the assets of Value Institutional Portfolio in exchange solely for shares of Value Trust and the assumption by Value Trust of all of Value Institutional Portfolio's liabilities. Value Institutional Portfolio would then distribute all the Value Trust shares it receives to its shareholders, in complete liquidation of Value Institutional Portfolio.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to LM Institutional Advisors, Inc., 100 Light Street, P.O. Box 17635, Baltimore, MD, 21297-1635, or by calling toll-free 1-888-425-6432.

                               Table of Contents

I.      Additional Information about Value Trust...............................  2
        ----------------------------------------
II.     Additional Information about Value Institutional Portfolio.............  2
        ----------------------------------------------------------
III.    Financial Statements...................................................  2
        --------------------

I.    Additional Information about Value Trust.
      ----------------------------------------

      Incorporated by reference to Post-Effective Amendment No. 30 to Value Trust's Registration Statement on Form N-1A (filed on January 19, 2001) (Registration Nos. 2-75766 and 811-3380).

II.   Additional Information about Value Institutional Portfolio.
      ----------------------------------------------------------

      Incorporated by reference to Post-Effective Amendment No. 6 ("PEA 6") to the Registration Statement on Form N-1A (filed on August 1, 2000) of LM Institutional Fund Advisors II, Inc. (Registration Nos. 333-44423 and 811-8611).

      Investors should disregard Appendix A in the prospectus forming a part of PEA 6. Investors should note that shareholders may continue to buy and sell shares of Value Institutional Portfolio prior to the closing of the Reorganization. If the Reorganization Plan (as defined in the Prospectus/Proxy Statement) is approved, sales of new shares are expected to be suspended approximately five days prior to the expected consummation of the Reorganization.

III.  Financial Statements.
      --------------------

      This SAI is accompanied by (i) the Annual Report for the Navigator Class (subsequently renamed the "Institutional Class") of Value Trust for the year ended March 31, 2000, (ii) the Semi-Annual Report for the Navigator Class of Value Trust for the six months ended September 30, 2000, (iii) the Annual Report for LM Institutional Fund Advisors II, Inc. for the year ended March 31, 2000, and (iv) the Semi-Annual Report for LM Institutional Fund Advisors II, Inc. for the six months ended September 30, 2000, all of which contain certain historical financial data regarding Value Trust or Value Institutional Portfolio. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.




                                      -2-